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                                                                   EXHIBIT 99.16

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                          DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                   Page 1 of 3
                                                                      Statement Number:     32
                                                                                         ---------
Chapter 11                                                         For the Period FROM:  6/1/2004
                                                                                         ---------
Case No. LA 01-44828-SB (Administratively Consolidated with                         TO:  6/30/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                  ---------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

                                                                  Collateral        Concentration
CASH ACTIVITY ANALYSIS (Cash Basis Only)                           Account            Account
----------------------------------------                        --------------      -------------
Balance before Statement #1                                         268,333.21          65,956.21
                                                                --------------      -------------
A.  Total Receipts per all Prior Interim Statements               5,448,923.57       4,141,666.40
                                                                --------------      -------------
B.  Less:  Total Disbursements per all Prior Statements           4,373,903.55       4,176,545.71
                                                                --------------      -------------
C.  Beginning Balance                                           $ 1,343,353.23      $   31,076.90
                                                                --------------      -------------
D.  Receipts during Current Period
  Description
   6/9/2004               Wire Transfer                                                 40,000.00
   6/22/2004              Vanacore & Associates                       7,926.00
   6/22/2004              A&E Home Video                                221.55
   6/22/2004              Hamdon Entertainment                        1,489.00
   6/22/2004              A&E Home Video                                152.82
   6/30/2004              interest                                      883.09

    TOTAL RECEIPTS THIS PERIOD                                       10,672.46          40,000.00                -                -
                                                                --------------      -------------    -------------     ------------
E.  Balance Available (C plus D)                                $ 1,354,025.69        $ 71,076.90    $           -     $          -
                                                                --------------      -------------    -------------     ------------

            DEBTOR IN POSSESSION INTERIM STATEMENT NO:32             Page 2 of 3

F. Less: Disbursements during Current Period:

Date           Check No.  Payee/Purpose
----           ---------  -------------
6/4/2004                  ADP Fees                                                         239.05
6/8/2004        37973     Qwest Communications                                              41.32
6/8/2004        37974     SBC                                                                5.35
6/8/2004        37975     Adelphia                                                          40.95
6/8/2004        37976     C & C Transfer                                                   850.00
6/8/2004        37977     Federal Express                                                  107.95
6/8/2004        8090      Payroll                                                         1019.08
6/8/2004        8091      Payroll                                                        11951.82
6/8/2004        8092      Payroll                                                         1351.58
6/8/2004        8093      Payroll                                                         2385.40
6/8/2004                  ADP Taxes                                                       9168.58
6/9/2004                  Wire Transfer                              40,000.00
6/18/2004       37978     Blue Shield of California                                        316.00
6/18/2004       37979     Health Net                                                      2339.39
6/18/2004       37980     Alice P.Neuhauser                                               1349.66
6/18/2004       37981     Recall                                                          2443.73
6/18/2004       37982     New Beginnings Enterprises                                      3802.00
6/18/2004                 ADP Fees                                                         110.49
6/22/2004       8094      Payroll                                                         1019.10
6/22/2004       8095      Payroll                                                         9968.31
6/22/2004       8096      Payroll                                                         1351.58
6/22/2004       8097      Payroll                                                         2385.40
6/22/2004                 ADP Taxes                                                       7442.80

   TOTAL DISBURSEMENTS THIS PERIOD:                                  40,000.00          59,689.54                -                 -
                                                                --------------      -------------    -------------     ------------
G. Ending Balance (E less F)                                    $ 1,314,025.69      $   11,387.36    $           -     $           -
                                                                --------------      -------------    -------------     ------------

            DEBTOR IN POSSESSION INTERIM STATEMENT NO:32             Page 3 of 3

H. (1) Collateral Account:
      a) Depository Name and Location:          Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
      b) Account Number:                           323221556

   (2) Concentration Account:
      a) Depository Name and Location:          Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
      b) Account Number:                           1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account       1891215236   $    731.10
Bank of Scotland - Pinocchio                   3506258    842,033.71      Pound Sterling   Time Deposit
Bank of Scotland - Basil                       3506581    207,454.56      Pound Sterling   Time Deposit (KL's interest is 50%)
Allied Pinocchio                              10747301        382.86      Pound Sterling
Edge Entertainment                          1891152710   $    172.89
European Films LTD                          1890563818   $  7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
   BLT Venture                                       178-71491-7   $ 16,890.04
   BLT Venture                                    16-524173-1101   $    565.18
   KL MDP Sensation                                   60-066-930   $ 17,724.61
   KL\7 Venture                                     1890-69-6360   $ 11,911.96
   Denial Venture                                   1890-69-6501   $ 42,372.99
   Cracker LLC                                      1891-04-1665   $    732.79
   Swing                                              323-518095   $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                             /s/ Alice Neuhauser
                                             ---------------------------------
                                                Debtor in Possession